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                                                                    Exhibit 10.1
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                          AMBAC ASSURANCE CORPORATION,

                       MORGAN STANLEY & CO. INCORPORATED,

                           SALOMON SMITH BARNEY INC.,

                            BEAR, STEARNS & CO. INC.

                                       and

                       PRUDENTIAL SECURITIES INCORPORATED

                            INDEMNIFICATION AGREEMENT

                       ADVANTA MORTGAGE LOAN TRUST 2000-1

                            Dated as of May 19, 2000
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                                TABLE OF CONTENTS

                  (This Table of Contents is for convenience of reference only and shall not be deemed to be part of this Indemnity Agreement. All capitalized terms used in this Indemnity Agreement and not otherwise defined shall have the meanings set forth in Article I of this Indemnity Agreement.)

                                                                                                                  Page
                                                                                                                  ----
Section 1.        Representations and Warranties of the Company..................................................   8


Section 2.        Purchase and Sale..............................................................................  13


Section 3.        Delivery and Payment...........................................................................  13


Section 4.        Offering by the Underwriters...................................................................  13


Section 5.        Covenants of the Company.......................................................................  13


Section 6.        Conditions to the Underwriters' Obligations....................................................  16


Section 7.        Payment of Expenses............................................................................  26


Section 8.        Indemnification and Contribution...............................................................  26


Section 9.        Representations, Warranties and Agreements to Survive Delivery.................................  31


Section 10.       Termination of Agreement.......................................................................  31


Section 11.       Notices........................................................................................  31


Section 12.       Persons Entitled to the Benefit of this Agreement..............................................  32


Section 13.       Default by One of the Underwriters.............................................................  32


Section 14.       Survival.......................................................................................  32


Section 15.       Definition of the Term "Business Day"..........................................................  33

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
Section 16.       GOVERNING LAW..................................................................................   33


Section 17.       Counterparts...................................................................................   33


Section 18.       Headings.......................................................................................   33


Section 19.       Representations of Underwriters................................................................   33


DEFINITIONS; RULES OF CONSTRUCTION...............................................................................    1


ESTABLISHMENT AND ORGANIZATION OF THE TRUST......................................................................   37


REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SPONSOR AND THE MASTER SERVICER; ...............................   42
  COVENANT OF SPONSOR TO CONVEY MORTGAGE LOANS

ISSUANCE AND SALE OF CERTIFICATES................................................................................   60


CERTIFICATES AND TRANSFER OF INTERESTS...........................................................................   61


COVENANTS........................................................................................................   66


ACCOUNTS, DISBURSEMENTS AND RELEASES.............................................................................   71


SERVICING AND ADMINISTRATION OF MORTGAGE LOANS...................................................................   85


TERMINATION OF TRUST.............................................................................................  104


THE TRUSTEE......................................................................................................  108


MISCELLANEOUS....................................................................................................  117


Defined Terms....................................................................................................    5


Other Definitional Provisions....................................................................................    5


Representations and Warranties of the Underwriters...............................................................    6

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
Representations and Warranties of the Certificate Insurer........................................................    6


Indemnification..................................................................................................    7


Amendments, Etc..................................................................................................    9


Notices .........................................................................................................    9


Severability.....................................................................................................   10


Governing Law....................................................................................................   10


Counterparts.....................................................................................................   10


Headings ........................................................................................................   10

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                  INDEMNIFICATION AGREEMENT dated as of May 19, 2000 (the
"Indemnity Agreement"), by and among AMBAC ASSURANCE CORPORATION, as Certificate Insurer, and MORGAN STANLEY & CO. INCORPORATED, SALOMON SMITH BARNEY INC., BEAR, STEARNS & CO, INC. and PRUDENTIAL SECURITIES INCORPORATED (the "Underwriters").


                  Defined Terms. Unless the context clearly requires otherwise, all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement, the Insurance Agreement or the Policy. For purposes of this Indemnity Agreement, the following terms shall have the following meanings:

                  "Certificate Insurer" means Ambac Assurance Corporation, or any successor thereto, as issuer of the Policy.

                  "Certificate Insurer Information" has the meaning given such term in Section 4.

                  "Insurance Agreement" means the Insurance and Indemnity Agreement (as may be amended, modified or supplemented from time to time) dated as of May 25, 2000 by and among the Certificate Insurer, Advanta Conduit Receivables, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

                  "Offering Document" means the Prospectus Supplement, dated May 19, 2000, in respect of the Certificates, and any amendment or supplement thereto, and any other offering document in respect of the Certificates that makes reference to the Policy.

                  "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement, dated as of May 1, 2000, relating to the Advanta Mortgage Loan Trust 2000-1, Mortgage Loan Asset-Backed Certificates, Series 2000-1, by and among the Sponsor, the Master Servicer and the Trustee (as may be amended, modified or supplemented from time to time as set forth therein).

                  "Securities Act" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

                  "Underwriters" means Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Bear, Stearns & Co. Inc. and Prudential Securities Incorporated, severally.

                  "Underwriters Information" has the meaning given such term in
Section 3.

                  Other Definitional Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Indemnity Agreement shall refer to this Indemnity Agreement as a whole and not to any particular provision of this Indemnity Agreement, and Section, subsection, Schedule and Exhibit references are to this Indemnity Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to
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both the singular and plural forms of such terms. The words "include" and
"including" shall be deemed to be followed by the phrase "without limitation."

                  Representations and Warranties of the Underwriters. Each Underwriter severally represents and warrants as of the Closing Date as follows:

SECTION 1.131 Compliance With Laws. Such Underwriter will comply in all material respects with all legal requirements in connection with offers and sales of the Certificates and will make such offers and sales in the manner to be provided in the Offering Document.

SECTION 1.132 Offering Document. Such Underwriter will not use, or distribute to other broker-dealers for use, any Offering Document in connection with the offer and sale of the Certificates unless such Offering Document includes such information relating to the Certificate Insurer as has been furnished by the Certificate Insurer for inclusion therein and has been approved by the Certificate Insurer.

SECTION 1.136 Underwriters Information. All material provided by the Underwriters for inclusion in the Offering Document (as revised from time to time), shall be true and correct in all material respects, it being understood and agreed that the only such information furnished by the Underwriters consists of the following information (collectively, the "Underwriters Information"): the information regarding the Underwriters contained under the heading "Underwriting" in the Offering Document.

                  Representations and Warranties of the Certificate Insurer. The Certificate Insurer represents and warrants to each Underwriter as follows:

SECTION 1.134 Organization and Licensing. The Certificate Insurer is a duly organized and licensed and validly existing Wisconsin stock insurance company duly qualified to conduct an insurance business in the States of New York and California.

SECTION 1.135 Corporate Power. The Certificate Insurer has the corporate power and authority to issue the Policy and execute this Indemnity Agreement and to perform all of its obligations hereunder and thereunder.

SECTION 1.136 Authorization; Approvals. Proceedings legally required for the issuance of the Policy and the execution, delivery and performance of this Indemnity Agreement have been taken and all material licenses, orders, consents or other authorizations or approvals of any governmental boards or bodies legally required for the enforceability of the Policy have been obtained; any proceedings not taken and any licenses, authorizations or approvals not obtained are not material to the enforceability of the Policy.

SECTION 1.137 Enforceability. The Policy, when issued, and this Indemnity Agreement will each constitute a legal, valid and binding obligation of the Certificate Insurer, enforceable in accordance with its terms, subject to insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and subject to principles of public policy limiting the right to enforce the indemnification provisions contained therein and herein, insofar as such provisions relate to indemnification for liabilities arising under federal securities laws.
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SECTION 1.138 Financial Information. The consolidated financial statements of the Certificate Insurer and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 31, 2000; Commission File Number 1-10777) and the unaudited consolidated financial statements of the Certificate Insurer and subsidiaries as of March 31, 2000 and for the periods ending March 31, 2000 and March 31, 1999 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2000 (which was filed with the Commission on May 12, 2000), which are incorporated by reference in the Offering Document, fairly present in all material respects the financial condition of the Certificate Insurer as of such dates and for the periods covered by such statements in accordance with generally accepted accounting principles consistently applied. Since March 31, 2000, there has been no material change in such financial condition of the Certificate Insurer that would materially and adversely affect its ability to perform its obligations under the Policy.

SECTION 1.139 Certificate Insurer Information. The information in the Offering Document as of the date hereof under the captions "The Certificate Insurer" and "The Certificate Insurance Policy" (together, the "Certificate Insurer Information") is true and correct in all material respects and does not contain any untrue statement of a material fact.

SECTION 1.140 Rating. The Certificate Insurer is not aware of any facts that if disclosed to Moody's or S&P would be reasonably expected to result in a downgrade of the rating of the financial strength of the Certificate Insurer by either of such Rating Agencies.

SECTION 1.141 No Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Certificate Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would result in a Material Adverse Change or would materially and adversely affect its ability to perform its obligations under the Policy or this Indemnification Agreement.

SECTION 1.142 Securities Act Registration. The Policy is exempt from registration under the Securities Act.


                  Indemnification.
SECTION 1.143 The Underwriters hereby severally agree to pay, and to protect, indemnify and save harmless, the Certificate Insurer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Certificate Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of any untrue statement of a material fact or an omission to state a material fact necessary in order to make the statements therein in light of the circumstances in which they were made not misleading, contained in the Underwriters Information or a breach of any of the representations and warranties of the Underwriters contained in Section 3.
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SECTION 1.144 The Certificate Insurer agrees to pay, and to protect, indemnify and save harmless, each Underwriters and their respective officers, directors, shareholders, employees, agents and each Person, if any, who controls such Underwriters within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of any untrue statement of a material fact or an omission to state a material fact necessary in order to make the statements therein in light of the circumstances in which they were made not misleading, contained in the Certificate Insurer Information or a breach of any of the representations and warranties of the Certificate Insurer contained in Section 4.

SECTION 1.145 If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") in respect of which the indemnity provided in this Section 5(a) or (b) may be sought from any of the Underwriters, on the one hand, or the Certificate Insurer, on the other (each, an "Indemnifying Party") hereunder, each such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by the Indemnified Party). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to the Indemnifying Party, but, if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection
(c), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

SECTION 1.146 To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable or insufficient to hold harmless any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the losses incurred by the Indemnified

Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand provided, that no Underwriter shall be liable for any amount in excess of (i) the excess of the sales prices of the Certificates purchased by such Underwriter to the public over the prices paid therefor by such Underwriter over (ii) the aggregate amount of any damages which the related Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim.

                  The relative fault of each Indemnifying Party, on the one hand, and each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth within the control of, the Indemnifying Party or the Indemnified Party, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  Amendments, Etc. This Indemnity Agreement may be amended, modified, supplemented or terminated only by written instrument or written instruments signed by the parties hereto.


                  Notices. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered and telecopied to the recipient as follows:

                  SECTION 1.147 To the Certificate Insurer:

                           Ambac Assurance Corporation
                           One State Street Plaza
                           New York, New York  10004

                           Attention: Structured Finance Department--MBS Telecopy No.: 212-363-1459
                           Confirmation:  212-668-0340

                  SECTION 1.148 To the representative of the Underwriters:

                           Morgan Stanley & Co. Incorporated
                           1585 Broadway
                           New York, New York  10036
                           Attention:  Structured Finance Group
                           Telecopy No.:  212-761-0782
                           Confirmation:  212-761-2162

                  A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.
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                  Severability. In the event that any provision of this
Indemnity Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

                  Governing Law. This Indemnity Agreement shall be governed by and construed in accordance with the laws of the State of New York.


                  Counterparts. The Indemnity Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.


                  Headings The headings of Sections and the Table of Contents contained in this Indemnity Agreement are provided for convenience only. They form no part of this Indemnity Agreement and shall not affect its construction or interpretation.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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                  IN WITNESS WHEREOF, the parties hereto have executed this
Indemnification Agreement, all as of the day and year first above mentioned.

                           AMBAC ASSURANCE CORPORATION

                             as Certificate Insurer

                           By: /s/ Thomas J. Adams
                              --------------------------------------------------
                                Name:   Thomas J. Adams
                                Title:  First Vice President



                           MORGAN STANLEY & CO. INCORPORATED

                           By: /s/ James P. Fadel
                              --------------------------------------------------
                                Name:   James P. Fadel
                                Title:  Managing Director



                           SALOMON SMITH BARNEY INC.

                           By: /s/ Paul Humphrey
                              --------------------------------------------------
                                Name:   Paul Humphrey
                                Title:  Vice President

                           BEAR, STEARNS & CO. INC.

                           By: /s/ Thomas S. Dunstan
                              --------------------------------------------------
                                Name:   Thomas S. Dunstan
                                Title:  Managing Director



                           PRUDENTIAL SECURITIES INCORPORATED

                           By: /s/ Authorized Signatory
                              --------------------------------------------------
                                Name:   Authorized Signatory
                                Title:  Vice President